UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 16, 2021

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

_______________________________________________

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 30, 2021, Unico American Corporation (the “Company”) filed a Form 8-K (the “Original Form 8-K”) disclosing, among other items, plans to place Crusader Insurance Company (“Crusader”), a wholly-owned subsidiary of the Company, into runoff and to implement certain workforce reductions. At such time of the filing of the Original Form 8-K, the Company was unable to provide a good faith determination of an estimate or range of estimates required by required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to such runoff and workforce reduction actions. On October 13, 2021, the Company filed a Form 8-K/A ("Amendment No. 1") to amend and supplement the Company's disclosure under Item 2.05 of the Original Form 8-K.  This Amendment No. 2 to the Original Form 8-K is being filed by the Company to further amend and supplement the Company’s disclosure under Item 2.05 of the Original Form 8-K, as amended by Amendment No. 1. The remainder of the Original Form 8-K, as amended by Amendment No. 1, is unchanged.

Item 2.05.  Cost Associated with Exit or Disposal Activities

In connection with its previously announced decision to place Crusader into runoff, on December 16, 2021 and December 17, 2021, the Company informed twelve employees of the Company’s determination to terminate their employment, effective as of December 17, 2021 (the "December 2021 Work Force Reduction").  The terminated employees were primarily employed in the Company’s underwriting and marketing groups.

In connection with the December 2021 Work Force Reduction, the Company expects to incur total pre-tax costs of approximately $374,000, consisting primarily of severance payments under the Company’s existing policy. The Company will recognize the severance costs during the fourth quarter of 2021.  In addition, the Company also offered retention bonuses to certain of the Company’s employees that are not subject to the December 2021 Work Force Reduction, in connection with which, depending on employee participation, the Company expects to incur total pre-tax costs of approximately $64,000. The Company expects to recognize these costs ratably over the retention service period during the fourth quarter of 2021 and the first quarter of 2022. Of the total pre-tax costs associated with the December 2021 Work Force Reduction (including retention bonuses), approximately $438,000 are expected to be future cash expenditures.

The pre-tax costs associated with the December 2021 Work Force Reduction are in addition to the pre-tax costs previously disclosed in Amendment No. 1 in connection with the Company's previous work force reduction, which occurred effective October 8, 2021.

The Company may incur additional costs in connection with the decision to place Crusader into runoff, including additional costs associated with workforce reductions.  At this time the Company is unable to make a good faith determination of an estimate or range of estimates for any additional charges that it will incur in connection with this action, or the amount or range of such charges that will result in future cash expenditures, required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K.  The Company will file a further amendment to this report after it makes a determination of such estimate or range of estimates, if any.

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Forward-Looking Statements

This Current Report on Form 8-K/A may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, Unico’s ability to continue to operate as a "going concern;" Crusader’s ongoing runoff; substantial historical net losses of Crusader, the principal subsidiary of the Company, which may continue in the future; failure to meet minimum capital and surplus requirements of property and casualty insurance companies; the Company's dependence on cash distributions from Crusader and its other subsidiaries to meet its operating expenses, limitations on the amount of dividends and other distributions, if any, that Crusader can declare and pay to Unico in the future; vulnerability to climate change and significant catastrophic property loss; the impact of the recent coronavirus pandemic; a change in accounting standards, including those issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations, including privacy and data protection laws; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value which may sometimes conflict with short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; difficulty in effecting a change of control or sale of any subsidiaries; the negative impact of emerging claim and coverage issues; risk management framework could prove inadequate; single operating location; systems damage, failures, interruptions, cyber-attacks and intrusions, or unauthorized data disclosures; delays and cost overruns in connection with the upgrade of its legacy information technology system; levy assessments by various underwriting pools and programs; limited trading of stock; no assurance of dividend declaration in the future so returns may be limited to stock value; and significant costs and substantial management time devoted to operating as a public company.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2020 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”) and Part II - Item 1A - "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as filed with the SEC, as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)
Date: December 21, 2021
	By:	/s/ Jennifer E. Ziegler
	Name:	Jennifer E. Ziegler
	Title:	Executive Vice President, Chief Financial Officer, and Treasurer

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